Supplement dated October 21, 2014
to the Statement of Additional Information for Principal Variable Contracts Funds, Inc.
dated May 1, 2014

(as supplemented on June 16, 2014, June 17, 2014, and September 12, 2014)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

APPENDIX C
Delete Appendix C and replace with the following:
Appendix C
The following persons served on the Board of Governors of the Investment Company Institute during the last two most recently completed calendar years, during which time Karen (“Karrie”) McMillan served as an officer (General Counsel) of ICI:

Investment Adviser or Principal Underwriter/Control Person	Name of Officer	Company	Office Held at Company	Period of Service on ICI Board*
ClearBridge Investments, LLC	Joseph A. Sullivan	Legg Mason, Inc.	President and CEO	2013-present
J.P. Morgan Investment Management, Inc.	George C.W. Gatch	JPMorgan Asset Management	CEO, JPMorgan Funds	2011-present
Mellon Capital Management	Jonathan Baum	Bank of New York Mellon / Dreyfus Corporation	Chairman and CEO	2009-2013
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Ralph C. Eucher	Principal Financial Group	Executive Vice President	2004-2012
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Nora M. Everett	Principal Variable Contracts Funds, Inc.	President and CEO	2012-present
T. Rowe Price Associates, Inc.	Edward C. Bernard	T. Rowe Price Group, Inc.	Vice Chairman	2006-present
*As of December 31, 2013